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                                                                   EXHIBIT 10.31

                     ASSIGNMENT OF CERTIFICATE OF DEPOSIT
                     ------------------------------------

Date:                                March 5, 1998

Certificate of Deposit Issued by:    Citizens Bank of Massachusetts

Certificate Number:                  9802250739

Face Amount:                         $18,327,632.99

Date of Issuance:                    February 25,1998

Maturity Date:                       January 5, 1999


          1. GRANT OF SECURITY INTEREST. In consideration of Citizens Bank of Massachusetts (the "Bank") having made or making loans, advances or other financial accommodations to the undersigned debtor (the "Debtor"), pursuant to a certain Second Amended and Restated Loan Agreement dated March 5, 1998 (the "Loan Agreement"), the Debtor does hereby assign and transfer to and pledge with and to the Bank and grant a security interest in, all right, title and interest of the Debtor in and to the certificate of deposit identified above (the "Certificate"), together with any and all interest due or to become due on the Certificate, and all proceeds thereof including, without limitation, each and every new certificate which may be issued to the Debtor in renewal or replacement of the Certificate (all of the foregoing being hereinafter referred to as the "Collateral"). This assignment is made as and shall constitute additional collateral security for any and all indebtedness and liabilities of any kind and nature of the Debtor to the Bank under the Loan Agreement, however evidenced, whether now existing or hereafter arising, direct or indirect, absolute or contingent or joint or several including without limitation the "Obligations" described in Exhibit A hereto (the "Obligations," which term shall include all expenses, including without limitation, reasonable attorneys' fees, incurred by the Bank in enforcing or collecting any of the Obligations).

          2. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor represents and warrants that the Debtor is the owner of the Collateral free and clear of all liens and encumbrances of any nature whatsoever and that the Debtor has full power, right and authority to execute and deliver this assignment. The Debtor covenants and agrees to take all such steps deemed reasonable or necessary by the Bank to maintain, continue or perfect the interest of the Bank in the Collateral and any proceeds thereof and in the event of any erroneous release of any Collateral, to restore or redeposit such Collateral and the security interest of the Bank therein.

          3. EVENTS OF DEFAULT. The occurrence of an Event of Default as defined in the Loan Agreement shall constitute an "Event of Default" under this assignment.

          4. REMEDIES. Upon and after the occurrence of an Event of Default and while it is continuing, the Bank shall have the following rights and remedies in addition to any and all the rights and remedies it may have under the Loan Agreement and instruments executed in connection therewith: (a) the right to set off and apply the Collateral to the payment of the Obligations and to withdraw funds for such purpose at such time and in such amounts as it shall in its discretion determine, all without notice to or demand of any
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kind on the Debtor; and (b) any and all other rights and remedies of a secured party under the Uniform Commercial Code in effect in the state where the Bank is headquartered or any other applicable law or at equity, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law, and in addition to any other rights and remedies contained in this assignment or in any other agreement, document or instrument evidencing, governing or securing the Obligations.

          5. POWER OF ATTORNEY. The Debtor hereby constitutes and appoints the Bank the true and lawful attorney of the Debtor, with full power of substitution after an Event of Default has occurred and while it is continuing, to take any and all actions which the Bank may deem necessary or appropriate to protect, and while it is continuing, preserve or perfect the right, title and interest of the Bank hereunder, and without limiting the foregoing, the Bank shall have and is hereby given full power and authority to transfer the Collateral into the name of the Bank or its nominee.

          6. MISCELLANEOUS. This assignment, all representations and warranties, and all rights and powers herein contained or resulting herefrom are binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This assignment shall be governed by the laws of the state in which the Bank is headquartered. This assignment shall be the joint and several obligation of each person or entity signing below as Debtor and each provision of this assignment shall apply to each and all jointly and severally and to the property and Obligations of each.

          IN WITNESS WHEREOF, the Debtor and the Bank have executed this assignment as a sealed instrument as of the date first written above.

WITNESS:                      DEBTOR:

                              DM MANAGEMENT COMPANY



 /s/ Arlene L. Bender         By: /s/ Peter J. Tulp, Controller
-------------------------        -------------------------------------
                                 Peter J. Tulp, Controller


                              BANK:

                              CITIZENS BANK OF MASSACHUSETTS



 /s/ Richard J. Snyder        By: /s/ Lori B. Leeth, SVP
-------------------------        -------------------------------------
                                 Lori B. Leeth, Senior Vice President

M067343@CD/Assign Cert of Deposit D2
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                                   EXHIBIT A



  (a) the full payment of the sum of $8,500,000.00, or such lesser amount which shall have been advanced, together with interest and other charges, all as provided in a certain "Revolving Note" of the Debtor to the order of the Bank dated June 5, 1997, which Note was amended and replaced by a certain Replacement Revolving Note dated October 31, 1997 in the face amount of $8,500,000.00 all as provided in a certain Loan Agreement dated June 5, 1997, as amended and restated as of the date hereof (the "Loan Agreement") together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (b) the full payment of the sum of $1,650,000.00, as provided in a certain "Real Estate Note" (as defined in the Loan Agreement) of the Debtor to the order of the Bank, dated June 30, 1997, executed and delivered by the Debtor to the Bank, pursuant to the Loan Agreement in the face amount of $1,650,000.00, with interest and other charges as provided therein, together with all substitutions and replacements therefor and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein and a certain Second Amendment to Mortgage dated as of the date hereof executed and delivered in connection therewith; (c) the full payment of the sum of $3,600,000.00, with interest and other charges, all as provided in a certain "Term Note" (as defined in the Loan Agreement) of the Debtor to the order of the Bank, dated June 5, 1997, executed and delivered by the Debtor to the Bank pursuant to the Loan Agreement, in the original face amount of $3,600,000.00, together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (d) the full payment of the sum of Four Million Three Hundred Thousand Dollars ($4,300,000.00) together with interest and other charges, all as provided in a certain "New Bridge Note" (as defined in the Loan Agreement) of the Debtor at the order of the Bank dated as of the date hereof, executed and delivered by the Debtor to the Bank pursuant to the Loan Agreement in the original face amount of Four Million Three Hundred Thousand Dollars ($4,300,000.00) together with all substitutes or replacements therefore and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (e) the full payment of the sum of $17,000,000.00 together with all interest and other charges all as provided in a certain "Short Term Revolving Note" (as defined in the Loan Agreement) of the Debtor to the order of the Bank dated March 4, 1998 pursuant to the Loan Agreement in the face amount of $17,000,000.00, and all renewals and extensions thereof and the full performance of all other Obligations of the maker of said Note and in a certain "Assignment of Certificate of Deposit dated as of the date hereof and executed and delivered in connection therewith; (f) the full payment and performance by the Debtor of all indebtedness, obligations and liabilities of the Debtor to the Bank under the Loan Agreement, direct or indirect, absolute or contingent, now existing or hereafter arising (including, without limitation, all "Obligations", as defined in the Loan Agreement whether or not specifically referred to herein) which Loan Agreement provides, among other things, for the establishment of a "Revolving Loan" (as defined therein) and for the issuance of Letter of Credit pursuant to L/C Appreciations as defined therein, therein pursuant to which "Advances" (as defined therein) may be made from time to time, and for repayment of all or a portion of the outstanding balance of such Advances together with interest and other charges all in accordance therewith and for the grant of "Loans" (as defined therein) as provided therein; (g) the full payment and performance of all covenants and agreements herein contained or referred to on the part of the Debtor to be kept and performed (collectively hereafter referred to as "Obligations").



M067343@CD/Assign Cert of Deposit D2